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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-81012



                       SUPPLEMENT TO THE PROSPECTUS OF
                MORGAN STANLEY DEAN WITTER TOTAL RETURN TRUST

                           DATED SEPTEMBER 29, 1999

   The third paragraph under the section entitled "Fund Management" in the Prospectus is hereby replaced by the following:

    Thomas K. McKissick, a Managing Director of the Sub-Advisor and a member of the Equity Policy Committee of the TCW Group, is the primary portfolio manager of the Fund. Mr. McKissick has been a primary portfolio manager of the Fund since its inception in November 1994 and has been the sole portfolio manager of the Fund since December 21, 1999. Mr. McKissick has been employed by the TCW Group since 1985, first as an equity analyst and since 1990 as a portfolio manager in TCW's Large Cap Equity Group.

December 21, 1999